UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2010

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5721 SE Columbia Way, Suite 200

Vancouver, WA 98661

(360) 397-6250

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Company’s Annual Meeting of Shareholders on December 22, 2010, the Company’s shareholders: (i) elected four directors; and (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ended December 31, 2010. Set forth below are the voting results for each of these proposals.

Item 1:	Election of four directors:

Nominee	For	Withheld	Broker Non-votes
Wayne B. Kingsley (one-year term)	3,581,422	3,639,494	1,170,386
Keith R. Larson (two-year term)	3,583,422	3,637,494	1,170,386
James E. Declusin (three-year term)	6,942,264	278,652	1,170,386
Michael C. Franson (three-year term)	3,593,372	3,627,544	1,170,386

Item 2:	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2010:

For	Against	Abstain	Broker Non-votes
8,332,904	53,513	4,885	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on December 28, 2010.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Stephanie J. Welty
Stephanie J. Welty,
Senior Vice President and Chief Financial Officer